UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 26, 2026

SARATOGA INVESTMENT CORP.

(Exact Name of Registrant as Specified in Charter)

Maryland	814-00732	20-8700615
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

535 Madison Avenue New York, New York	10022
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 906-7800

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SAR	New York Stock Exchange
6.00% Notes due 2027	SAT	New York Stock Exchange
8.00% Notes due 2027	SAJ	New York Stock Exchange
8.125% Notes due 2027	SAY	New York Stock Exchange
8.50% Notes due 2028	SAZ	New York Stock Exchange
7.50% Notes due 2031	SAV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

In connection with the previously announced public offering, on August 26, 2026, Saratoga Investment Corp. (the “Company”) and U.S. Bank Trust Company, National Association, as trustee (as successor in interest to U.S. Bank National Association) (the “Trustee”), entered into an Eighteenth Supplemental Indenture (the “Eighteenth Supplemental Indenture”) to the Base Indenture, dated May 10, 2013, by and between the Company and the Trustee (the “Base Indenture”; and together with the Eighteenth Supplemental Indenture, the “Indenture”). The Eighteenth Supplemental Indenture relates to the Company’s issuance and sale of $85.0 million in aggregate principal amount of the Company’s 8.00% Notes due 2031 (the “Notes” and the issuance and sale of the Notes, the “Offering”).

The Notes bear interest at a rate of 8.00% per year, payable quarterly on February 28, May 31, August 31, and November 30 of each year, beginning November 30, 2026. The Notes will mature on August 31, 2031 and may be redeemed at the Company’s option, in whole or in part at any time, or from time to time on or after August 26, 2028, at the redemption price of par, plus accrued and unpaid interest.

The Company intends to use the net proceeds from the Offering and available cash to redeem in full the Company’s outstanding 6.00% notes due 2027.

The Notes are the direct unsecured obligations of the Company and rank pari passu with all existing and future unsecured, unsubordinated indebtedness issued by the Company, senior to any of the Company’s future indebtedness that expressly provides it is subordinated to the Notes, effectively subordinated to all of the existing and future secured indebtedness issued by the Company (including indebtedness that is initially unsecured in respect of which the Company subsequently grants security), to the extent of the value of the assets securing such indebtedness, and structurally subordinated to all existing and future indebtedness and other obligations of any of the Company’s subsidiaries, including, without limitation, our special purpose vehicle financing credit facility with Live Oak Banking Company, our special purpose vehicle financing credit facility with Valley National Bank, and the debentures guaranteed by the U.S. Small Business Administration.

The Indenture contains certain covenants, including certain covenants requiring the Company to comply with Section 18(a)(1)(A) as modified by Section 61(a)(2) of the Investment Company Act of 1940, as amended (the “1940 Act”), or any successor provisions, whether or not the Company continues to be subject to such provisions of the 1940 Act, but giving effect, in either case, to any exemptive relief granted to the Company by the U.S. Securities and Exchange Commission (the “SEC”), to comply with Section 18(a)(1)(B) as modified by Section 61(a)(2) of the 1940 Act, or any successor provisions, after giving effect to any exemptive relief granted to the Company by the SEC and subject to certain other exceptions, and to provide financial information to the holders of the Notes and the Trustee if the Company is no longer subject to the reporting requirements under the Securities Exchange Act of 1934, as amended. These covenants are subject to important limitations and exceptions that are described in the Indenture.

The Offering was made pursuant to the Company’s effective shelf registration statement on Form N-2 (File No. 333-292765) previously filed with the SEC, as supplemented by a preliminary prospectus supplement dated August 18, 2026, the pricing term sheet filed with the SEC on August 18, 2026, and a final prospectus supplement dated August 18, 2026. The transaction closed on August 26, 2026. The net proceeds to the Company were approximately $82,043,750, based on a public offering price of 100% of par, after deducting the underwriting discount of $2,656,250 and the estimated offering expenses of approximately $300,000 payable by the Company.

The foregoing descriptions of the Eighteenth Supplemental Indenture and the Notes do not purport to be complete and are qualified in their entirety by reference to the full text of the Eighteenth Supplemental Indenture and the form of global note representing the Notes, respectively, which is filed as Exhibits 4.2 and 4.3 hereto, respectively, and incorporated by reference herein.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information required by Item 2.03 contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
4.1	Form of Indenture by and between Saratoga Investment Corp. and U.S. Bank National Association, as trustee (Incorporated by reference to Exhibit (d)(4) to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-2 (File No. 333-186323) filed on April 30, 2013).

4.2	Eighteenth Supplemental Indenture, dated as of August 26, 2026, by and between Saratoga Investment Corp. and U.S. Bank Trust Company, National Association (as successor in interest to U.S. Bank National Association), as trustee.

4.3	Form of Global Note with respect to the 8.00% Notes due 2031 (Incorporated by reference to Exhibit 4.2 hereto).

5.1	Opinion of Eversheds Sutherland (US) LLP.

23.1	Consent of Eversheds Sutherland (US) LLP (included in Exhibit 5.1 hereto).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SARATOGA INVESTMENT CORP.

Date: August 26, 2026	By:	/s/ Henri J. Steenkamp
	Name:	Henri J. Steenkamp
	Title:	Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary

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